EXHIBIT 99

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                                                      WFMBS MORTGAGE LOAN POOL
                                                         30 -YEAR FIXED RATE
                                                        RELOCATION MORTGAGES
                                                        WFMBS SERIES 2005-06
                                                      POOL PROFILE (3/30/2005)

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                                                                       --------------------------        --------------------------
                                                                               RELO POOL                         Tolerance
                                                                       --------------------------        --------------------------
      AGGREGATE PRINCIPAL BALANCE                                                   $125,000,000                        (+/- 5.00%)

      MORTGAGE LOAN CUTOFF DATE                                                         1-May-05                               N/A
      INTEREST RATE RANGE                                                            5.000-6.250                               N/A
      GROSS WAC                                                                           5.663%                      (+ / - 5 bps)
      WEIGHTED AVERAGE SERVICE FEE                                                        0.250%
      MASTER SERVICING FEE                                                               1.0 bps on Securitization only
      WAM (in months)                                                                        356                     (+/- 2 months)

      WALTV                                                                                  75%                      (maximum +5%)

      CALIFORNIA PERCENT                                                                     21%                      (maximum +5%)
      SINGLE LARGEST ZIP CODE PERCENT                                                         1%                     (maximum  +2%)

      AVERAGE LOAN BALANCE                                                              $495,185                 (maximum +$25,000)
      LARGEST INDIVIDUAL LOAN BALANCE                                                 $1,492,458               (maximum $2,000,000)

      CASH OUT REFINANCE PERCENT                                                              0%                     (maximum  +5%)

      PRIMARY RESIDENCE PERCENT                                                             100%                      (minimum -5%)

      Pledged Asset %                                                                       0.0%                       (maximum 1%)

      SINGLE FAMILY DETACHED PERCENT                                                         97%                      (minimum -5%)

      FULL DOCUMENTATION PERCENT                                                             25%                      (minimum -5%)

      Co-Op %                                                                               0.0%                       (maximum 1%)

      WA FICO                                                                                749                       (minimum -5)

      UNINSURED > 80% LTV PERCENT                                                             7%                      (maximum 10%)

      RELOCATION %                                                                          100%

                 FOR ADDITIONAL LOAN LEVEL DETAIL ABOUT THIS MORTGAGE LOAN POOL,
            INVESTORS SHOULD VIEW THE INFORMATION TO BE FILED WITH THE SEC AT SEC.GOV
               IN THE SEARCH FOR COMPANY FILINGS LINK UNDER FILINGS & FORMS (EDGAR)

          THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
             MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT. SUCH INFORMATION
                 SUPERSEDES THE INFORMATION IN ALL PRIOR COLLATERAL TERM SHEETS.
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            Note: All dollar amounts are approximate and all percentages are expressed as approximate percentages of the Aggregate Principal Balance.


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Estimated Dispersion:

              6.125%                 178
              5.000%                 246
              5.125%               1,025
              5.250%               2,487
              5.375%              10,861
              5.500%              20,245
              5.625%              30,728
              5.750%              34,448
              5.875%              17,491
              6.000%               4,843
              6.125%                 943
              6.250%                 797

              5.663%             124,292


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                                                      WFMBS MORTGAGE LOAN POOL
                                                         30 -YEAR FIXED RATE
                                                        RELOCATION MORTGAGES
                                                        WFMBS SERIES 2005-06
                                                         PRICING INFORMATION
                                                      POOL PROFILE (3/30/2005)
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       RATING AGENCIES                                                                     TBD by Wells Fargo

       PASS THRU RATE                                                                                   5.25%              5.50%

       ASSUMED SIZE OF PRINCIPAL ONLY CLASS                                                             0.43%              2.35%

       AAA STRUCTURE DUE DATE                                                                       10-May-05
       Structure received or changes to structures past the due date will incur a $10,000 fee.
       Structure delivered to WF by Apr. 15- Delivery of prospectus day before settlement
       Structure delivered to WF by Apr. 20 -Delivery of prospectus day of settlement
       Structure delivered to WF Apr. 21 or later- Possible change of settlement date


       SETTLEMENT DATE                                                                              27-May-05

       ASSUMED SUB LEVELS                                                                   AGG Assumed Level
       Levels and Rating Agencies for                                           AAA               2.75%
       2005-06 to be determined by                                               AA                TBD
       Wells Fargo.                                                               A                TBD
                                                                                BBB                TBD
                                                                                 BB                TBD
                                                                                  B                TBD






       NOTE:  Please note the following specifics of the 2005-06 Structure:
       Class A Optimal Amt:  Class A PP% of Net Liquidation Proceeds for a Liquidated Loan
       Class A PP% Shift Test Failure - Look back to last determination date for calc'd Class A PP%
       No Floating Rate Interest-Only Strips will be described as Fixed Rate (Normalized I/Os)


       * This Security may contain Pledged Asset Loans and Buydown Loans.

       WFMBS may structure the excess interest as an interest only certificate, or as fixed retained yield or servicing fee which will be excluded from the trust for Series 2005-06.  The principal only certificate created by the discount mortgage loans will be included in the bid on the pricing date.


       WFMBS CONTACTS                                                           Brad Davis (301) 846-8009
                                                                                Gretchen Leff (301) 846-8356
                                                                                Mike Miller (301) 815-6397







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                                                WFASC Denomination Policy
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                                                                               Minimum        Physical      Book Entry
Type and Description of Certificates                                        Denomination    Certificates   Certificates
                                                                               (1)(4)
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
Class A

PAC, TAC, Scheduled, Accrual, Sequential, Floaters, NAS, Non-complex              $25,000     Allowed        Allowed
components (subject to reasonable prepayment support)

Companion classes for PAC, TAC, Scheduled Classes                                $100,000     Allowed        Allowed

Inverse Floater (Including Leveraged), PO, Subclasses of the Class A that provide credit protection to the Class A, Complex multi-component
certificates                                                                     $100,000     Allowed        Allowed

Notional and Nominal Face IO                                                        (2)       Allowed        Allowed

Residual Certificates                                                               (3)       Required     Not Allowed

All other types of Class A Certificates                                             (5)         (5)            (5)

Class B (Investment Grade)                                                       $100,000     Allowed        Allowed

Class B (Non-Investment Grade)                                                   $250,000     Required     Not Allowed
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(1)   WFASC reserves the right to cause certain certificates to be issued in denominations greater than outlined above or in a definitive form to mitigate the risk of a security with complicated cash-flow characteristics being made available to an unsophisticated investor.

(2) IO Certificates will be issued in minimum denominations that ensure a minimum purchase price of $100,000.

(3)   100% percentage interest for non-economic residuals.

(4) Retail Classes will be analyzed and approved on a case-by-case basis by WFASC. (WFASC does not issue Companion Classes for PAC/TAC/Scheduled Classes in $1000 denominations.)

(5)   Underwriter must obtain WFASC's approval.